UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21488

Cohen & Steers Global Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2022. The total returns for Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2022	Year Ended December 31, 2022
Cohen & Steers Global Infrastructure Fund:
Class A	–0.90%	–5.21%
Class C	–1.21%	–5.79%
Class I	–0.76%	–4.90%
Class R	–1.00%	–5.37%
Class Z	–0.71%	–4.85%
FTSE Global Core Infrastructure 50/50 Net Tax Index[a]	–0.82%	–4.87%
S&P 500 Index[a]	2.31%	–18.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Market Review

Global infrastructure stocks declined in the 12-month period ended December 31, 2022, but held up considerably better than broader equities. Following sizable gains in 2021, equity markets were upended amid an unsettling combination of slowing economic growth and elevated inflation. Interest rates moved sharply higher, with the yield on the 10-year U.S. Treasury rising from 1.5% at the start of the period to 3.9% at period end.

In early 2022, the U.S. Federal Reserve raised its fed funds rate for the first time since December 2018, eventually raising the rate to 4.5% during the period while affirming its commitment to reining in inflation. The European Central Bank took similar actions, also indicating a strong desire to fight inflation. In addition, the Bank of Japan entered the fray in December, surprising markets by announcing a wider yield target band for its term sovereign debt in response to a weakening yen. In this uncertain macro environment, infrastructure stocks outperformed broad equities by a wide margin, reflecting the group’s more defensive nature (relatively stable cash flows associated with essential services).

Fund Performance

The Fund had a negative total return in the period and underperformed the FTSE Global Core Infrastructure 50/50 Net Tax Index (except for the Fund’s Class Z shares, which were in line).

Midstream energy securities had a gain in the period amid high energy commodity prices and global energy supply/demand imbalances (partially due to supply disruptions in Eastern Europe), which drove generally strong earnings. At the same time, midstream companies remained broadly disciplined, focusing on capital expenditure controls and a return of cash to shareholders. Stock selection in the midstream sector aided the Fund’s relative performance. Contributors included an overweight position in Cheniere Energy, a U.S.-based liquefied natural gas exporter that benefited from growing demand for U.S.-sourced natural gas from European and Asian buyers.

The communications sector, which posted a sizable gain in 2021, fell out of favor as investors shifted away from growth-oriented companies. The Fund’s overweight allocation and stock selection in communications hindered relative performance. Detractors included an overweight in SBA Communications, a U.S.-based cell tower company that had a large decline following strong outperformance in the previous year.

Electric utilities outperformed with only a slight decline as investors generally favored more defensive stocks in the period. Stock selection in the sector helped the Fund’s relative performance, in part due to an underweight in U.S. company Dominion Energy; its shares underperformed on regulatory concerns in the state of Virginia.

Airport operators mostly advanced in the period as travel volumes began to approach pre-pandemic levels. The Fund’s underweight in airports detracted from performance, as did stock selection in the sector. The toll roads sector gained, and our underweight in toll roads hindered relative performance. Elsewhere of note, the Fund’s out-of-index position in Waste Management, Inc. (in the environmental services sector) aided relative performance, as the stock outperformed.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, the U.S. dollar appreciated against other currencies. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a headwind for absolute returns.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2022.

Sincerely,

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

THUY QUYNH DANG
Portfolio Manager

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2022

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–9.47%[a]	–6.73%[d]	—	—	—
1 Year (without sales charge)	–5.21%	–5.79%	–4.90%	–5.37%	–4.85%
5 Years (with sales charge)	4.24%[a]	4.51%	—	—	—
5 Years (without sales charge)	5.20%	4.51%	5.56%	5.03%	5.57%
10 Years (with sales charge)	6.72%[a]	6.51%	—	—	—
10 Years (without sales charge)	7.21%	6.51%	7.56%	—	—
Since Inception (with sales charge)[e]	7.15%[a]	6.76%	—	—	—
Since Inception (without sales charge)[e]	7.42%	6.76%	7.78%	5.26%	5.79%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2022 prospectus were as follows: Class A—1.24% and 1.24%; Class C—1.89% and 1.89%; Class I—0.95% and 0.89%; Class R—1.39% and 1.39%; and Class Z—0.89% and 0.89%. Through June 30, 2024, the investment advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]

The Linked Benchmark is represented by the performance of the UBS Global 50/50 Infrastructure & Utilities Index-Net (UBS 50/50) from June 1, 2008 through March 31, 2015 and the FTSE Global Core Infrastructure 50/50 Net Tax Index (FTSE 50/50) thereafter. The benchmark was replaced on March 31, 2015 because UBS retired the UBS 50/50. The UBS 50/50 tracked a 50% exposure to global developed market utilities sector and a 50% exposure to global developed market infrastructure sector. The index was a free-float market-capitalization weighted and reconstituted annually with quarterly rebalances and was net of dividend withholding taxes. The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of the worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers.

[d]	Reflects a contingent deferred sales charge of 1.00%.
[e]	Inception dates: May 3, 2004 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022—December 31, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period[a] July 1, 2022— December 31, 2022
Class A
Actual (–0.90% return)	$1,000.00	$991.00	$6.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.06	$6.21

Class C
Actual (–1.21% return)	$1,000.00	$987.90	$9.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.78	$9.50

Class I
Actual (–0.76% return)	$1,000.00	$992.40	$4.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.82	$4.43

Class R
Actual (–1.00% return)	$1,000.00	$990.00	$6.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.97

Class Z
Actual (–0.71% return)	$1,000.00	$992.90	$4.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.82	$4.43

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.22%, 1.87%, 0.87%, 1.37% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

December 31, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

NextEra Energy, Inc.	$59,761,627	6.5
Norfolk Southern Corp.	44,656,725	4.8
Transurban Group	44,280,992	4.8
Sempra Energy	35,535,546	3.9
American Tower Corp.	30,676,480	3.3
PPL Corp.	26,552,068	2.9
TC Energy Corp.	25,926,108	2.8
Airports of Thailand PCL	24,611,737	2.7
DTE Energy Co.	22,446,467	2.4
SBA Communications Corp.	22,183,453	2.4

[a]	Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held.

Country Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2022

		Shares/ Units	Value

COMMON STOCK	99.1%
AUSTRALIA	7.4%
TOLL ROADS	6.5%
Atlas Arteria Ltd.[a]		3,462,633	$15,583,301
Transurban Group[a]		5,010,616	44,280,992

			59,864,293

TRANSPORT LOGISTICS	0.9%
Qube Holdings Ltd.		4,477,179	8,565,689

TOTAL AUSTRALIA			68,429,982

BRAZIL	2.5%
ELECTRIC	0.8%
Equatorial Energia SA		1,484,923	7,599,341

MARINE PORTS	1.2%
Santos Brasil Participacoes SA		7,134,193	10,553,160

RAILWAYS	0.5%
Rumo SA		1,308,045	4,610,581

TOTAL BRAZIL			22,763,082

CANADA	11.3%
DIVERSIFIED UTILITIES	1.2%
AltaGas Ltd.		649,139	11,208,914

ELECTRIC	0.7%
Hydro One Ltd., 144Ab		245,937	6,587,987

PIPELINES—C-CORP	5.8%
Enbridge, Inc.		258,102	10,087,709
Pembina Pipeline Corp.		510,529	17,329,330
TC Energy Corp.		650,314	25,926,108

			53,343,147

RAILWAYS	3.6%
Canadian National Railway Co.		110,047	13,072,348
Canadian Pacific Railway Ltd.		263,388	19,637,385

			32,709,733

TOTAL CANADA			103,849,781

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares/ Units	Value

CHINA	3.9%
GAS DISTRIBUTION	1.7%
Enn Energy Holdings Ltd., (H shares)		1,095,500	$15,382,431

MARINE PORTS	0.3%
COSCO SHIPPING Ports Ltd., (H shares)		3,138,564	2,493,014

TOLL ROADS	1.1%
Zhejiang Expressway Co., Ltd., (H shares)		13,424,000	10,336,142

UTILITIES—WATER	0.8%
Guangdong Investment Ltd., (H shares)		7,680,000	7,861,584

TOTAL CHINA			36,073,171

HONG KONG	0.7%
ELECTRIC
Power Assets Holdings Ltd.		1,158,000	6,342,299

INDIA	0.9%
MARINE PORTS
Adani Ports & Special Economic Zone Ltd.		877,381	8,685,786

ITALY	1.0%
ELECTRIC
Enel SpA		1,722,890	9,276,662

JAPAN	4.2%
ELECTRIC	1.6%
Kansai Electric Power Co., Inc./The		1,534,200	14,951,553

GAS DISTRIBUTION	0.7%
Osaka Gas Co., Ltd.		404,200	6,560,088

RAILWAYS	1.9%
West Japan Railway Co.		391,800	17,103,187

TOTAL JAPAN			38,614,828

LUXEMBOURG	0.6%
COMMUNICATIONS—SATELLITES
SES SA		926,293	6,038,539

MEXICO	2.6%
AIRPORTS
Grupo Aeroportuario del Centro Norte SAB de CV		472,006	3,628,971
Grupo Aeroportuario del Pacifico SAB de CV, Class B		1,048,927	15,039,653
Grupo Aeroportuario del Sureste SAB de CV, Class B		240,282	5,598,257

			24,266,881

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares/ Units	Value

NEW ZEALAND	1.4%
AIRPORTS
Auckland International Airport Ltd.[c]		2,541,891	$12,604,143

PHILIPPINES	0.9%
MARINE PORTS
International Container Terminal Services, Inc.		2,413,120	8,660,428

SPAIN	4.0%
AIRPORTS	1.8%
Aena SME SA, 144Ab,c		132,209	16,600,655

COMMUNICATIONS	2.2%
Cellnex Telecom SA, 144Ab		610,524	20,207,305

TOTAL SPAIN			36,807,960

THAILAND	2.7%
AIRPORTS
Airports of Thailand PCL[c]		11,365,700	24,611,737

UNITED KINGDOM	1.6%
ELECTRIC
National Grid PLC		1,191,515	14,367,369

UNITED STATES	53.4%
COMMUNICATIONS	7.8%
DATA CENTERS	0.9%
Digital Realty Trust, Inc.		80,408	8,062,510

TOWERS	6.9%
American Tower Corp.		144,796	30,676,480
Crown Castle, Inc.		80,312	10,893,520
SBA Communications Corp.		79,139	22,183,453

			63,753,453

TOTAL COMMUNICATIONS			71,815,963

ELECTRIC	23.1%
Alliant Energy Corp.		359,458	19,845,676
Constellation Energy Corp.		86,143	7,426,388
Dominion Energy, Inc.		257,383	15,782,726
DTE Energy Co.		190,985	22,446,467

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares/ Units	Value

Entergy Corp.		156,631	$17,620,987
Evergy, Inc.		215,312	13,549,584
Exelon Corp.		328,112	14,184,282
FirstEnergy Corp.		363,319	15,237,599
NextEra Energy, Inc.		714,852	59,761,627
PPL Corp.		908,695	26,552,068

			212,407,404

GAS DISTRIBUTION	7.4%
Atmos Energy Corp.		100,846	11,301,811
NiSource, Inc.[d]		774,837	21,246,031
Sempra Energy		229,944	35,535,546

			68,083,388

INFRASTRUCTURE—ELECTRIC	2.4%
CenterPoint Energy, Inc.		732,721	21,974,303

PIPELINES—C-CORP	4.8%
Cheniere Energy, Inc.		124,727	18,704,061
DT Midstream, Inc.[c]		128,200	7,084,332
ONEOK, Inc.		117,237	7,702,471
Targa Resources Corp.		146,901	10,797,223

			44,288,087

RAILWAYS	4.8%
Norfolk Southern Corp.		181,222	44,656,725

UTILITIES	3.1%
MULTI-UTILITIES	1.8%
Consolidated Edison, Inc.		178,789	17,040,380

WATER	1.3%
Essential Utilities, Inc.		244,648	11,677,049

TOTAL UTILITIES			28,717,429

TOTAL UNITED STATES			491,943,299

TOTAL COMMON STOCK (Identified cost—$845,904,499)			913,335,947

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Value

PURCHASED OPTION CONTRACTS
(Premiums paid—$46,187)	0.0%	$2,124

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$845,950,686)	99.1%	913,338,071
WRITTEN OPTION CONTRACTS (Premiums received—$56,304)	(0.0)	(3,304)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9	8,298,299

NET ASSETS	100.0%	$921,633,066

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[e]	Premiums Paid	Value
Call—Cheniere Energy, Inc.	$175.00	1/20/23	118	$1,769,528	$46,187	$2,124

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[e]	Premiums Received	Value
Call—Cheinere Energy, Inc	$180.00	1/20/23	(236)	$(3,539,056)	$(56,304)	$(3,304)

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
[b]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $43,395,947 which represents 4.7% of the net assets of the Fund, of which 0.0% are illiquid.

[c]	Non-income producing security.
[d]	All or a portion of the security is pledged in connection with written option contracts. $6,309,342 in aggregate has been pledged as collateral.
[e]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

Sector Summary	% of Net Assets
Electric	28.5
Railways	10.8
Communications	10.6
Pipelines	10.6
Gas Distribution	9.8
Airports	8.5
Toll Roads	7.6
Utilities	4.9
Marine Ports	3.3
Infrastructure	2.4
Diversified Utilities	1.2
Transport Logistics	0.9
Other	0.9

100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

ASSETS:
Investments in securities, at value (Identified cost—$845,950,686)	$913,338,071
Foreign currency, at value (Identified cost—$766,778)	765,848
Receivable for:
Fund shares sold	8,378,023
Investment securities sold	6,445,291
Dividends	2,334,051
Other assets	5,430

Total Assets	931,266,714

LIABILITIES:
Written option contracts, at value (Premiums received—$56,304)	3,304
Payable for:
Due to custodian	7,129,607
Fund shares redeemed	740,939
Investment advisory fees	526,111
Foreign capital gains tax	490,266
Shareholder servicing fees	175,422
Investment securities purchased	168,666
Administration fees	31,943
Distribution fees	1,821
Directors’ fees	675
Other liabilities	364,894

Total Liabilities	9,633,648

NET ASSETS	$921,633,066

NET ASSETS consist of:
Paid-in capital	$864,146,964
Total distributable earnings/(accumulated loss)	57,486,102

$921,633,066

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2022

CLASS A SHARES:
NET ASSETS	$65,252,400
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,014,603

Net asset value and redemption price per share	$21.65

Maximum offering price per share ($21.65 ÷ 0.955)[a]	$22.67

CLASS C SHARES:
NET ASSETS	$7,624,086
Shares issued and outstanding ($0.001 par value common stock outstanding)	352,224

Net asset value and offering price per share[b]	$21.65

CLASS I SHARES:
NET ASSETS	$840,229,808
Shares issued and outstanding ($0.001 par value common stock outstanding)	38,677,861

Net asset value, offering and redemption price per share	$21.72

CLASS R SHARES:
NET ASSETS	$66,353
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,046

Net asset value, offering and redemption price per share	$21.78

CLASS Z SHARES:
NET ASSETS	$8,460,419
Shares issued and outstanding ($0.001 par value common stock outstanding)	389,383

Net asset value, offering and redemption price per share	$21.73

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Investment Income:
Dividend income (net of $1,499,915 of foreign withholding tax)	$24,352,814

Expenses:
Investment advisory fees	6,838,392
Distribution fees—Class A	187,284
Distribution fees—Class C	58,136
Distribution fees—Class R	258
Shareholder servicing fees—Class A	74,913
Shareholder servicing fees—Class C	19,379
Shareholder servicing fees—Class I	604,859
Administration fees	451,487
Registration and filing fees	153,136
Professional fees	113,120
Custodian fees and expenses	81,945
Transfer agent fees and expenses	79,926
Shareholder reporting expenses	77,981
Directors’ fees and expenses	32,180
Miscellaneous	38,801

Total Expenses	8,811,797
Reduction of Expenses (See Note 2)	(604,859)

Net Expenses	8,206,938

Net Investment Income (Loss)	$16,145,876

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $42,862 of foreign capital gains tax)	14,904,451
Written option contracts	840,311
Foreign currency transactions	(93,348)

Net realized gain (loss)	15,651,414

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of increase in accrued foreign capital gains tax of $425,774)	(79,444,267)
Written option contracts	112,106
Foreign currency translations	(17,395)

Net change in unrealized appreciation (depreciation)	(79,349,556)

Net Realized and Unrealized Gain (Loss)	(63,698,142)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(47,552,266)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets:
From Operations:
Net investment income (loss)	$16,145,876	$11,644,980
Net realized gain (loss)	15,651,414	25,322,992
Net change in unrealized appreciation (depreciation)	(79,349,556)	67,241,769

Net increase (decrease) in net assets resulting from operations	(47,552,266)	104,209,741

Distributions to Shareholders:
Class A	(2,440,941)	(2,301,367)
Class C	(209,256)	(194,864)
Class I	(31,801,262)	(23,927,445)
Class R	(2,252)	(369)
Class Z	(335,740)	(276,516)

Total distributions	(34,789,451)	(26,700,561)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	140,980,948	356,561,847

Total increase (decrease) in net assets	58,639,231	434,071,027
Net Assets:
Beginning of year	862,993,835	428,922,808

End of year	$921,633,066	$862,993,835

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Data:
Net asset value, beginning of year	$23.64	$20.96	$21.61	$17.67	$19.14

Income (loss) from investment operations:

Net investment income (loss)[a]	0.33	0.32	0.19	0.27	0.23
Net realized and unrealized gain (loss)	(1.55)	3.08	(0.57)	4.00	(1.06)

Total from investment operations	(1.22)	3.40	(0.38)	4.27	(0.83)

Less dividends and distributions to shareholders from:

Net investment income	(0.31)	(0.31)	(0.18)	(0.25)	(0.26)
Net realized gain	(0.46)	(0.41)	—	(0.08)	(0.35)
Tax return of capital	—	—	(0.09)	—	(0.03)

Total dividends and distributions to shareholders	(0.77)	(0.72)	(0.27)	(0.33)	(0.64)

Net increase (decrease) in net asset value	(1.99)	2.68	(0.65)	3.94	(1.47)

Net asset value, end of year	$21.65	$23.64	$20.96	$21.61	$17.67

Total return[b,c]	–5.21%	16.36%	-1.66%	24.26%	–4.40%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$65.3	$78.6	$47.3	$49.1	$29.0

Ratios to average daily net assets:

Expenses	1.21%	1.24%	1.29%	1.29%	1.32%

Net investment income (loss)	1.44%	1.43%	0.97%	1.33%	1.23%

Portfolio turnover rate	83%	64%	89%	65%	56%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS —(Continued)

	Class C
	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Data:
Net asset value, beginning of year	$23.63	$20.96	$21.58	$17.63	$19.10

Income (loss) from investment operations:
Net investment income (loss)[a]	0.18	0.17	0.06	0.13	0.11
Net realized and unrealized gain (loss)	(1.53)	3.07	(0.57)	4.00	(1.06)

Total from investment operations	(1.35)	3.24	(0.51)	4.13	(0.95)

Less dividends and distributions to shareholders from:

Net investment income	(0.17)	(0.16)	(0.02)	(0.10)	(0.14)
Net realized gain	(0.46)	(0.41)	—	(0.08)	(0.35)
Tax return of capital	—	—	(0.09)	—	(0.03)

Total dividends and distributions to shareholders	(0.63)	(0.57)	(0.11)	(0.18)	(0.52)

Net increase (decrease) in net asset value	(1.98)	2.67	(0.62)	3.95	(1.47)

Net asset value, end of year	$21.65	$23.63	$20.96	$21.58	$17.63

Total return[b,c]	-5.79%	15.56%	-2.32%	23.46%	-5.05%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$7.6	$8.3	$6.8	$13.5	$16.7

Ratios to average daily net assets:

Expenses	1.86%	1.89%	1.94%	1.94%	1.97%

Net investment income (loss)	0.79%	0.76%	0.30%	0.62%	0.58%

Portfolio turnover rate	83%	64%	89%	65%	56%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS —(Continued)

	Class I
	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Data:
Net asset value, beginning of year	$23.72	$21.03	$21.68	$17.72	$19.20

Income (loss) from investment operations:

Net investment income (loss)[a]	0.41	0.41	0.26	0.34	0.30
Net realized and unrealized gain (loss)	(1.56)	3.07	(0.56)	4.02	(1.07)

Total from investment operations	(1.15)	3.48	(0.30)	4.36	(0.77)

Less dividends and distributions to shareholders from:

Net investment income	(0.39)	(0.38)	(0.26)	(0.32)	(0.33)
Net realized gain	(0.46)	(0.41)	—	(0.08)	(0.35)
Tax return of capital	—	—	(0.09)	—	(0.03)

Total dividends and distributions to shareholders	(0.85)	(0.79)	(0.35)	(0.40)	(0.71)

Net increase (decrease) in net asset value	(2.00)	2.69	(0.65)	3.96	(1.48)

Net asset value, end of year	$21.72	$23.72	$21.03	$21.68	$17.72

Total return[b]	-4.90%	16.73%	-1.30%	24.71%	-4.10%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$840.2	$767.6	$367.9	$314.7	$225.4

Ratios to average daily net assets:

Expenses (before expense reduction)	0.93%	0.95%	1.01%	1.01%	1.04%

Expenses (net of expense reduction)	0.86%	0.89%	0.94%	0.94%	0.97%

Net investment income (loss) (before expense reduction)	1.74%	1.72%	1.24%	1.59%	1.54%

Net investment income (loss) (net of expense reduction)	1.81%	1.78%	1.31%	1.66%	1.61%

Portfolio turnover rate	83%	64%	89%	65%	56%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Data:	2022	2021	2020	2019	2018
Net asset value, beginning of year	$23.81	$21.11	$21.75	$17.71	$19.18

Income (loss) from investment operations:

Net investment income (loss)[a]	0.35	0.28	0.17	0.19	0.20

Net realized and unrealized gain (loss)	(1.61)	3.10	(0.58)	4.06	(1.06)

Total from investment operations	(1.26)	3.38	(0.41)	4.25	(0.86)

Less dividends and distributions to shareholders from:

Net investment income	(0.31)	(0.27)	(0.14)	(0.13)	(0.23)

Net realized gain	(0.46)	(0.41)	—	(0.08)	(0.35)
Tax return of capital	—	—	(0.09)	—	(0.03)

Total dividends and distributions to shareholders	(0.77)	(0.68)	(0.23)	(0.21)	(0.61)

Net increase (decrease) in net asset value	(2.03)	2.70	(0.64)	4.04	(1.47)

Net asset value, end of year	$21.78	$23.81	$21.11	$21.75	$17.71

Total return[b]	–5.37%	16.14%	–1.80%	24.05%	–4.56%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$66.4	$12.9	$11.4	$13.2	$62.0

Ratios to average daily net assets:

Expenses	1.36%	1.39%	1.44%	1.44%	1.47%

Net investment income (loss)	1.53%	1.25%	0.83%	0.95%	1.06%

Portfolio turnover rate	83%	64%	89%	65%	56%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Data:	2022	2021	2020	2019	2018
Net asset value, beginning of year	$23.72	$21.03	$21.69	$17.73	$19.20

Income (loss) from investment operations:

Net investment income (loss)[a]	0.41	0.40	0.28	0.30	0.26

Net realized and unrealized gain (loss)	(1.55)	3.08	(0.59)	4.06	(1.02)

Total from investment operations	(1.14)	3.48	(0.31)	4.36	(0.76)

Less dividends and distributions to shareholders from:

Net investment income	(0.39)	(0.38)	(0.26)	(0.32)	(0.33)

Net realized gain	(0.46)	(0.41)	—	(0.08)	(0.35)
Tax return of capital	—	—	(0.09)	—	(0.03)

Total dividends and distributions to shareholders	(0.85)	(0.79)	(0.35)	(0.40)	(0.71)

Net increase (decrease) in net asset value	(1.99)	2.69	(0.66)	3.96	(1.47)

Net asset value, end of year	$21.73	$23.72	$21.03	$21.69	$17.73

Total return[b]	-4.85%	16.73%	–1.34%	24.69%	–4.04%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$8,460.4	$8,557.0	$6,913.3	$11.8	$26.1

Ratios to average daily net assets:

Expenses	0.86%	0.89%	0.94%	0.93%	0.97%

Net investment income (loss)	1.80%	1.75%	1.42%	1.49%	1.38%

Portfolio turnover rate	83%	64%	89%	65%	56%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is total return. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock:
Thailand	$—	$24,611,737	$—	$24,611,737
Other Countries	888,724,210	—	—	888,724,210
Purchased Option Contracts	2,124	—	—	2,124

Total Investments in Securities[a]	$888,726,334	$24,611,737	$—	$913,338,071

Written Option Contracts	$(3,304)	$—	$—	$(3,304)

Total Derivative Liabilities[a]	$(3,304)	$—	$—	$(3,304)

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2022, a portion of the dividends has been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2022, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the year ended December 31, 2022 and through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2022, fees waived and/or expenses reimbursed totaled $604,859.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the year ended December 31, 2022, the Fund incurred $364,714 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2022, the Fund has been advised that the distributor received $12,175, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $450 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $5,918 for the year ended December 31, 2022.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2022, totaled $876,295,767 and $741,351,588, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2022 and the effect of derivatives held during the year ended December 31, 2022, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Purchased Option Contracts—	Investments in securities, at value	$2,124	—	$—
Written Option Contracts—Exchange-Traded[a]	—	—	Written option contracts, at value	3,304

[a]	Not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(74,196)	$(44,063)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	840,311	112,106

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following summarizes the volume of the Fund’s option contracts activity for the year ended December 31, 2022:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount[a,b]	$3,492,118	$9,489,789

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents four months and ten months for purchased and written option contracts, respectively.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2022	2021
Ordinary income	$18,737,530	$19,607,643
Long-term capital gain	16,051,921	7,092,918

Total dividends and distributions	$34,789,451	$26,700,561

As of December 31, 2022, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$854,980,836

Gross unrealized appreciation on investments	$92,130,301
Gross unrealized depreciation on investments	(34,223,871)

Net unrealized appreciation (depreciation) on investments	$57,906,430

The Fund incurred short-term capital gain of $374,031, long-term capital loss of $588,540 and ordinary losses of $205,819 after October 31, 2022 that it has elected to defer to the following year.

As of December 31, 2022, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gains on passive foreign investment companies. The Fund also had permanent book/tax differences primarily attributable to prior year adjustments and Fund redemptions used as distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $2,127,828 and total distributable earnings/(accumulated loss) was charged $2,127,828. Net assets were not affected by this reclassification.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A:
Sold	820,526	$18,748,209	1,662,924	$36,704,417
Issued as reinvestment of dividends and distributions	81,745	1,808,249	72,493	1,651,096
Redeemed	(1,211,332)	(26,913,291)	(666,106)	(14,869,563)

Net increase (decrease)	(309,061)	$(6,356,833)	1,069,311	$23,485,950

Class C:
Sold	85,794	$1,909,175	142,581	$3,191,147
Issued as reinvestment of dividends and distributions	7,514	166,031	6,795	154,930
Redeemed	(91,771)	(2,053,902)	(125,299)	(2,791,181)

Net increase (decrease)	1,537	$21,304	24,077	$554,896

Class I:
Sold	18,552,087	$420,735,085	18,954,748	$423,854,833
Issued as reinvestment of dividends and distributions	1,233,339	27,362,745	952,334	21,763,860
Redeemed	(13,469,180)	(301,535,030)	(5,040,048)	(113,827,955)

Net increase (decrease)	6,316,246	$146,562,800	14,867,034	$331,790,738

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Class R:
Sold	2,424	$59,146	—	$—
Issued as reinvestment of dividends and distributions	83	1,839	—	—
Redeemed	(3)	(59)	—	—

Net increase (decrease)	2,504	$60,926	—	$—

Class Z:
Sold	98,987	$2,272,220	79,232	$1,779,609
Issued as reinvestment of dividends and distributions	15,126	335,740	12,102	276,515
Redeemed	(85,428)	(1,915,209)	(59,315)	(1,325,861)

Net increase (decrease)	28,685	$692,751	32,019	$730,263

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by the COVID-19 virus and its variants (COVID-19), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Global Infrastructure Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Infrastructure Fund, Inc. (the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

TAX INFORMATION—2022 (Unaudited)

For the calendar year ended December 31, 2022, for individual taxpayers, the Fund designates $18,737,530 as qualified dividend income eligible for reduced tax rates and long-term capital gain distributions of $18,180,728. In addition, for corporate taxpayers, 56.49% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to Portfolio Management Team

Effective January 11, 2022, Mr. Tyler Rosenlicht, Christopher Rhine and Thuy Quynh Dang were added as portfolio managers of the Fund. Effective March 24, 2022 Mr. Christopher Rhine no longer serves as a portfolio manager to the Fund. Mr. Benjamin Morton, Mr. Tyler Rosenlicht and Ms. Thuy Quynh Dang continue to serve as portfolio managers of the Fund.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President since 2003 of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor), and Chief Executive Officer since 2022 and President since 2004 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	21	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

(table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

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COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; and prior to that, Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	21	Since 2015

(table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly, worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

(table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

Benjamin Morton 1974	Vice President	Executive Vice President of CSCM since 2019. Prior to that, Senior Vice President of CSCM since 2010.	Since 2013

Tyler S. Rosenlicht 1985	Vice President	Senior Vice President of CSCM since 2018. Prior to that, Vice President of CSCM since 2015.	Since 2015

Thuy Quynh Dang 1978	Vice President	Vice President of CSCM since 2011.	Since 2022

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Benjamin Morton

Vice President

Tyler S. Rosenlicht

Vice President

Thuy Quynh Dang

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSUAX
Class C—CSUCX
Class F—CSUFX*
Class I—CSUIX
Class R—CSURX
Class Z—CSUZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Global

Infrastructure

Fund

Annual Report December 31, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSUAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf.
Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2022 and December 31, 2021 for professional services rendered by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$44,914	$43,187
Audit-Related Fees	$0	$0
Tax Fees	$20,198	$19,421
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2022	2021
Registrant	$20,198	$19,421
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date: March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: March 3, 2023